September 6, 2011
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955
Ladies and Gentlemen:
We have transmitted to contract owners the semiannual reports for the period ended June 30, 2011 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account B invests.
Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.
If you have any questions about this filing, please contact Karen M. McLaughlin at 513.412.1465.
Sincerely,
/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955

1940 Act Number

American Century® Variable Portfolios, Inc.	811-05188
• American Century VP Large Company Value Fund—Class I Shares
• American Century VP Mid Cap Value Fund—Class I Shares
• American Century VP Ultra® Fund—Class I Shares
• American Century VP VistaSM Fund—Class I Shares

Calamos Advisors Trust	811-09237
• Calamos Growth and Income Portfolio

Davis Variable Account Fund, Inc.	811-09293
• Davis Value Portfolio

Dreyfus Investment Portfolios	811-08673
• Dreyfus IP MidCap Stock Portfolio—Service Shares
• Dreyfus IP Technology Growth Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	811-07044

Dreyfus Stock Index Fund, Inc.—Initial Shares	811-05719

Dreyfus Variable Investment Fund	811-05125
• Dreyfus VIF Appreciation Portfolio—Initial Shares
• Dreyfus VIF Growth and Income Portfolio—Initial Shares
• Dreyfus VIF Money Market Portfolio
• Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares

DWS Investments VIT Funds	811-07507
• DWS Small Cap Index VIP—Class A

Financial Investors Variable Insurance Trust	811-21987
• Ibbotson Balanced ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Conservative ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Growth ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Income and Growth ETF Asset Allocation Portfolio—Class II Shares

Franklin Templeton Variable Insurance Products Trust	811-05583
• Templeton Foreign Securities Fund—Class 2 Shares

Invesco Variable Insurance Funds	811-07452
• Invesco V.I. Capital Development Fund—Series I Shares
• Invesco V.I. Core Equity Fund—Series I Shares
• Invesco V.I. Dividend Growth Fund—Series I Shares
• Invesco V.I. Global Health Care Fund—Series I Shares
• Invesco V.I. High Yield Fund—Series I Shares
• Invesco V.I. Small Cap Equity Fund—Series I Shares
• Invesco Van Kampen V.I. Comstock Fund — Series I Shares
• Invesco Van Kampen V.I. Mid Cap Value Fund—Series I Shares

Janus Aspen Series	811-07736
• Janus Aspen Balanced Portfolio—Institutional Shares
• Janus Aspen Enterprise Portfolio—Institutional Shares
• Janus Aspen Forty Portfolio—Institutional Shares
• Janus Aspen Janus Portfolio—Institutional Shares
• Janus Aspen Overseas Portfolio—Institutional Shares

Morgan Stanley—The Universal Institutional Funds, Inc.	811-07607
• Morgan Stanley UIF Core Plus Fixed Income Portfolio—Class I
• Morgan Stanley UIF Mid Cap Growth Portfolio—Class I
• Morgan Stanley UIF U.S. Real Estate Portfolio—Class I

Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Balanced Fund/VA—Non-Service Shares
• Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares
• Oppenheimer Main Street Fund®/VA—Non-Service Shares

PIMCO Variable Insurance Trust	811-08399
• PIMCO VIT Real Return Portfolios—Administrative Class
• PIMCO VIT Total Return Portfolio—Administrative Class

Wilshire Variable Insurance Trust	811-07917
• Wilshire 2015 ETF Fund
• Wilshire 2025 ETF Fund
• Wilshire 2035 ETF Fund

Janus Aspen Series	811-07736
• Janus Worldwide Portfolio—Institutional Shares (closed)

Timothy Plan	811-08228
• The Timothy Plan Conservative Growth Variable Series (closed)
• The Timothy Plan Strategic Growth Variable Series (closed)